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                         Minnesota Life Insurance Company
                                 Power of Attorney
                         To Sign Registration Statements


     WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564,
33 12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333 136242 and 333-140230) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account")
(33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Universal Life Account ("Variable
Universal Life Account") (33-85496) is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933.

     NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota
Life, do hereby appoint Dwayne C. Radel and Gary R. Christensen, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund
D, the Variable Annuity Account, the Variable Life Account and the Variable
Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity
Account, the Variable Life Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

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
             SIGNATURE                      TITLE                           DATE
             ---------                      -----                           ----
/s/ Robert L. Senkler                       Chairman of the Board,          February 12, 2007
--------------------------                  President and Chief
Robert L. Senkler                           Executive Officer

/s/ Mary K. Brainerd                        Director                        February 12, 2007
--------------------------
Mary K. Brainerd

/s/ John W. Castro                          Director                        February 12, 2007
--------------------------
John W. Castro

/s/ Sara H. Gavin                           Director                        February 12, 2007
--------------------------
Sara H. Gavin

/s/ John E. Gherty                          Director                        February 12, 2007
--------------------------
John E. Gherty

/s/ John F. Grundhofer                      Director                        February 12, 2007
--------------------------
John F. Grundhofer

/s/ John H. Hooley                          Director                        February 12, 2007
--------------------------
John H. Hooley

/s/ Dennis E. Prohofsky                     Director                        February 12, 2007
--------------------------
Dennis E. Prohofsky

--------------------------                  Director
Trudy A. Rautio

/s/ Randy F. Wallake                        Director                        February 12, 2007
--------------------------
Randy F. Wallake

/s/ Warren J. Zaccaro                       Director                        February 12, 2007
--------------------------
Warren J. Zaccaro